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                                                                    EXHIBIT 10.7


IBM BELGIUM FINANCIAL SERVICES S.A.

                              AMENDED AND RESTATED
                                    GUARANTY
                                (BY CORPORATION)

         PFSweb, Inc. ("Guarantor") and IBM Belgium Financial Services S.A. with a registered number of R.C. Brussels 451.673 with an address of Square Victoria Regina 1,BE-1210 Brussels VAT BE 424300467 ("IBM GF") entered into a Guaranty dated September 27, 2001 (the "Prior Guaranty"). IBM GF and Guarantor wish to amend and restate the Prior Guaranty on the terms and conditions set forth herein. In consideration of credit and financing accommodations granted or to be granted by IBM GF to Business Supplies Distributors Europe B.V. and Supplies Distributors S.A. (collectively the "Customer") under a financing agreement between IBM GF and Customer, which is in the best interest of Guarantor, and for other good and valuable consideration received, Guarantor guaranties to IBM GF and IBM Credit Corporation as agent for IBM GF ("IBM Credit") the prompt and unconditional performance and payment by Customer of any and all obligations, liabilities, contracts, mortgages, notes, trust receipts, secured transactions, inventory financing and security agreements, and commercial paper on which Customer is in any manner obligated, heretofore, now, or hereafter owned, contracted or acquired by IBM GF ("Liabilities"), whether the Liabilities are individual, joint, several, primary, secondary, direct, contingent or otherwise. Guarantor also agrees to indemnify IBM GF and IBM Credit and hold IBM GF and IBM Credit harmless against any losses IBM GF and/or IBM Credit may sustain and expenses they may incur, suffer or be liable for as a result of or in any way arising out of, following, or consequential to any transactions with or for the benefit of Customer.

         If Customer fails to pay or perform any Liabilities to IBM GF when due, all Liabilities to IBM GF shall then be deemed to have become immediately due and payable, and Guarantor shall then pay upon demand the full amount of all sums owed to IBM GF by Customer, together with all expenses, including reasonable attorney's fees.

         The liability of Guarantor is direct and unconditional and shall not be affected by any extension, renewal or other change in the terms of payment of any security agreement or any other agreement between IBM GF and/or IBM Credit and Customer, or any change in the manner, place or terms of payment or performance thereof, or the release, settlement or compromise of or with any party liable for the payment or performance thereof, the release or non-perfection of any security thereunder, any change in Customer's financial condition, or the interruption of business relations between IBM GF and Customer. This Amended and Restated Guaranty is and shall be deemed to be a continuing guaranty and shall remain in full force and effect until the indefeasible payment in full of the Liabilities and any other amounts payable under this Amended and Restated Guaranty and the cessation of all obligations of IBM GF to extend credit to Customer. Guarantor acknowledges that its obligations hereunder are in addition to and independent of any agreement or transaction between IBM GF and/or IBM Credit and Customer or any other person creating or reserving any lien, encumbrance or security interest in any property of Customer or any other person as security for any obligation of Customer. IBM GF and/or IBM Credit need not exhaust their rights or recourse against Customer or any other person or any security they may have at any time before being entitled to payment from Guarantor.

         This Amended and Restated Guaranty is assignable, shall be construed liberally in IBM GF's and IBM Credit's favor, and shall inure to the benefit of and bind IBM GF's, IBM Credit's and Guarantor's respective successors, personal representatives and assigns. Guarantor shall not assign this Amended and Restated Guaranty or its obligations hereunder without the prior written consent of IBM GF or IBM Credit.

         If Customer hereafter is incorporated, acquired by a corporation, dissolved, or otherwise undergoes any change in its management, ownership, identity or organizational structure, this Amended and Restated Guaranty shall continue to extend to any Liabilities of the Customer or such resulting corporation, dissolved corporation, or new or changed legal entity or identity to IBM GF.



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         Guarantor waives: notice of the acceptance of this Amended and Restated
Guaranty, and of presentment, demand and protest; notices of nonpayment, nonperformance, any right of contribution from other guarantors, and dishonor; notices of amount of indebtedness of Customer outstanding at any time; notices of the number and amount of advances made by IBM GF to Customer in reliance on this Amended and Restated Guaranty; notices of any legal proceedings against Customer; notice and hearing as to any prejudgment remedies; and any other demands and notices required by law. Guarantor further waives all rights of set-off and all counterclaims against IBM GF and IBM Credit or Customer. Guarantor also waives any and all rights in and notices or demands relating to any collateral now or hereafter securing any of the Liabilities, including, but not limited to, all rights, notices or demands relating, whether directly or indirectly, to the sale or other disposition of any or all of such collateral or the manner of such sale or other disposition. All waivers by Guarantor herein shall survive any termination or revocation of this Amended and Restated Guaranty. Guarantor authorizes IBM GF and IBM Credit to sell at public or private sale or otherwise realize upon the collateral now or hereafter securing any of the Liabilities, in such manner and upon such terms and conditions as IBM GF and or IBM Credit deems best, all without advertisement or notice to Customer, Guarantor, or any third parties. Guarantor further authorizes IBM GF and IBM Credit to deal with the proceeds of such collateral as provided in IBM GF's agreement with Customer, without prejudice to IBM GF's and/or IBM Credit's claim for any deficiency and free from any right or redemption on the part of Customer, Guarantor or any third parties, which right or redemption is hereby waived together with every formality prescribed by custom or by law in relation to any such sale or other realization.

         Guarantor further agrees that all of its right, title and interest in, to and under any loans, notes, debts and all other liabilities and obligations whatsoever owed by Customer to Guarantor, whether heretofore or hereafter created or incurred and for whatever amount, and all security therefor, shall be now and hereafter at all times fully subordinated to all Liabilities. Guarantor will not ask, demand or sue for, or take or receive payment of, all or any part of such loans, notes, debts or any other liabilities or obligations whatsoever or any security therefor, until and unless all of the Liabilities are paid, performed and fully satisfied.

         Until such time the Liabilities are indefeasibly paid in full, the Guarantor hereby irrevocably waives for the benefit of IBM GF and IBM Credit, any and all rights which it presently has, or may hereafter have, whether by virtue of any payment or payments hereunder or otherwise, to be subrogated to the rights of IBM GF and IBM Credit against the Customer with respect to any such indebtedness of the Customer to IBM GF.

         Guarantor has made an independent investigation of the financial condition of Customer and gives this Amended and Restated Guaranty based on that investigation and not upon any representations made by IBM GF and/or IBM Credit. Guarantor acknowledges that it has access to current and future Customer financial information which will enable Guarantor to continuously remain informed of Customer's financial condition. Guarantor also consents to and agrees that the obligations under this Amended and Restated Guaranty shall not be affected by IBM GF's: subsequent increases or decreases in the credit line that IBM GF may grant to Customer; substitutions, exchanges or releases of all or any part of the collateral now or hereafter securing any of the Liabilities; sales or other dispositions of any or all of the collateral now or hereafter securing any of the Liabilities without demands, advertisement or notice of the time or place of the sales or other dispositions; realizing on the collateral to the extent IBM GF and/or IBM Credit, in their sole discretion, deem proper; or purchases of all or any part of the collateral for IBM GF's and/or IBM Credit's own account.

         This Amended and Restated Guaranty and any and all obligations, liabilities, terms and provisions herein shall survive any and all bankruptcy or insolvency proceedings, actions and/or claims brought by or against Customer, whether such proceedings, actions and/or claims are federal and/or state.

         This Amended and Restated Guaranty is submitted by Guarantor to IBM GF (for IBM GF's acceptance or rejection thereof) at IBM GF's above specified office; as an offer by Guarantor to guaranty the credit and financial accommodations provided by IBM GF to Customer. If accepted, this Amended and Restated Guaranty shall be deemed to have been made at IBM GF's above specified office. THIS AMENDED AND RESTATED GUARANTY AND ALL OBLIGATIONS PURSUANT THERETO, SHALL BE GOVERNED AND CONTROLLED AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT



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AND IN ALL OTHER RESPECTS BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING
EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS. GUARANTOR, TO INDUCE IBM GF TO ACCEPT THIS AMENDED AND RESTATED GUARANTY, AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS AMENDED AND RESTATED GUARANTY MAY BE LITIGATED, AT IBM GF'S AND/OR IBM CREDIT'S SOLE DISCRETION AND ELECTION, IN COURTS WITHIN THE STATE OF NEW YORK. GUARANTOR CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN THAT STATE. GUARANTOR WAIVES ANY RIGHT TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST GUARANTOR BY IBM GF OR IBM CREDIT IN ACCORDANCE WITH THIS PARAGRAPH.

         Any delay by IBM GF or IBM Credit, or their successors or assigns in exercising any or all rights granted IBM GF and IBM Credit under this Amended and Restated Guaranty shall not operate as a waiver of those rights. Furthermore, any failure by IBM GF or IBM Credit, their successors or assigns, to exercise any or all rights granted IBM GF and/or IBM Credit under this Amended and Restated Guaranty shall not operate as a waiver of IBM GF's and/or IBM Credit's right to exercise any or all of them later.

         Notwithstanding anything contained in any document to the contrary, it is understood and agreed that the rights and claims of IBM GF and IBM Credit under the Prior Guaranty continue hereunder and the obligations of Guarantor under the Prior Guaranty constitute Liabilities hereunder

This document contains the full agreement of the parties concerning the guaranty of Customer's Liabilities and can be varied only by a document signed by all the parties hereto.

         THE PARTIES AGREE THAT ANY ACTION, SUIT OR PROCEEDING RELATING DIRECTLY OR INDIRECTLY TO THIS AMENDED AND RESTATED GUARANTY OR THE RELATIONSHIP BETWEEN IBM GF, IBM CREDIT AND GUARANTOR, WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. THUS, THE PARTIES HEREBY WAIVE ANY RIGHT TO A JURY TRIAL IN ANY SUCH ACTION, SUIT OR PROCEEDING.


WITNESS:                                  PFSWEB, INC.

-------------------------------------

(Print Name                          )    By:
            -------------------------        -----------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
(SEAL)                                          --------------------------------

                                          Date:  March __, 2002

                                          Guarantor's Address:

                                          --------------------------------------

                                          --------------------------------------

ATTEST:

-------------------------------------
                  (Secretary)

(Print Name                          )
            -------------------------



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                             SECRETARY'S CERTIFICATE

         I hereby certify that I am the Secretary of the following named corporation and that execution of the above Amended and Restated Guaranty was ratified, approved and confirmed by the Shareholders at a meeting, if necessary, and pursuant to a resolution of the Board of Directors of the corporation at a meeting of the Board of Directors duly called, and which is currently in effect, which resolution was duly presented, seconded and adopted and reads as follows:

         "BE IT RESOLVED that any officer of this corporation is hereby authorized to execute a guaranty of the obligations of Business Supplies Distributors Europe B.V. and Supplies Distributors S.A. (collectively, the "Customer") to IBM Belgium Financial Services S.A. on behalf of the corporation, which instrument may contain such terms as the above named persons may see fit including, but not limited to a waiver of notice of acceptance of this Amended and Restated Guaranty; presentment; demand; protest; notices of nonpayment, nonperformance, dishonor, the amount of indebtedness of Customer outstanding at any time, any legal proceedings against Customer, and any other demands and notices required by law; any right of contribution from other guarantors; and all set-offs and counterclaims."


         IN WITNESS WHEREOF and as Secretary of the named corporation I have hereunto set my hand and affixed the corporate seal on this ____ day of March, 2002.

                                          PFSWEB, INC.


(SEAL)
                                          --------------------------------------
                                                       (Secretary)


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